Exhibit 99.01

ADAPTEC, INC.

2006 DIRECTOR PLAN

NOTICE OF RESTRICTED STOCK GRANT

The terms defined in the Adaptec, Inc. 2006 Director Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Grant (“Notice of Grant”).

Name:

Address:

You have been granted an award of Restricted Stock, subject to the terms and conditions of the Plan (available in hard copy by request) and the attached Restricted Stock Agreement, as follows:

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:

Total Fair Market Value of Award:

Purchase Price per Restricted Share:

Total Purchase Price for all Restricted Shares:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

[Insert vesting schedule.]

[Remainder of page intentionally left blank, signature page follows.]

I,                                          , (“Participant”) understand that my membership on the Company’s board of directors is for an unspecified duration, and that nothing in the Restricted Stock Agreement, the Notice of Grant, or the Plan changes the nature of that relationship.  I acknowledge that the vesting of the Restricted Stock pursuant to this Notice of Grant is earned only by my continuing service as a director of the Company.  I also understand that this Notice of Grant is subject to the terms and conditions of both the Restricted Stock Agreement and the Plan, both of which are incorporated herein by reference.  I have read both the Restricted Stock Agreement and the Plan.

PARTICIPANT	ADAPTEC, INC.

By:

Print Name:	Its:

ADAPTEC, INC.

2006 DIRECTOR PLAN

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made as of                                     , 20     by and between Adaptec, Inc., a Delaware corporation (the “Company”), and                                                                                         (“Purchaser”) pursuant to the Company’s 2006 Director Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

1.             Sale of Stock.  Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Grant at a purchase price of $0.01 per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Purchaser. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.             Time and Place of Exercise.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the “Purchase Date”). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, or (c) a combination of the foregoing.

3.             Restrictions on Resale.  By signing this Agreement, Purchaser agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Purchaser is providing Service to the Company or a Subsidiary of the Company.

3.1           Repurchase Right on Termination Other Than for Cause.  For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of:

(i)            termination of Purchaser’s service as a director of the Company, whether voluntary or involuntary and with or without cause;

(ii)           resignation, retirement or death of Purchaser or

(iii)          any attempted transfer by Purchaser of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Purchaser at a price equal to the Price (the “Repurchase Right”).  The Repurchase Right shall lapse in accordance with the vesting schedule as set forth in the Option Agreement.  For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.

3.2           Exercise of Repurchase Right.  Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser’s membership on the Company’s Board of Directors that it does not intend to exercise its Repurchase Right with respect to some or all of the Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Right as of a date prior to such 90th day.  Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Right with respect to all Shares to which such Repurchase Right applies.    The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Right by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price.  In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Purchaser’s membership on the Company’s Board of Directors unless the Company otherwise satisfies its payment obligations.  As a result of any repurchase of Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

3.3           Acceptance of Restrictions.  Acceptance of the Shares shall constitute Purchaser’s agreement to such restrictions and the legending of his or her certificates with respect thereto.  Notwithstanding such restrictions, however, so long as Purchaser is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.4           Non-Transferability of Unvested Shares.  In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Purchaser, Purchaser may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by the Company.  Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever.  Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy.  In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right.  In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder.  In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest.

3.5           Assignment.  The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

4.             Restrictive Legends and Stop Transfer Orders.

4.1           Legends.  The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARE REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS Of AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2           Stop-Transfer Notices.  Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

5.             No Rights as Director.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s membership on the Company’s Board of Directors.

6.             Miscellaneous.

6.1           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

6.2           The Plan and Other Agreements; Enforcement of Rights.  The text of the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached are incorporated into this Agreement by reference. This Agreement, the Plan and the Notice of Restricted Stock Grant to which this Agreement is attached constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

6.3           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

6.4           Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

6.5           Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Purchaser shall be addressed to such Purchaser at the address maintained by the Company for such person or at such other address as the Purchaser may specify in writing to the Company.

6.6           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

6.7           Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of., and be enforceable by, the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

7.             Section 83(b) Election.  Purchaser hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”).  Making the Election will result in recognition of taxable income to the Purchaser on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares.  Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Right lapses.  Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election.  PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

By your signature and the signature of the Company’s representative on the Notice of Grant, you and the Company agree that these Shares are granted under and governed by the terms and conditions of the Plan, the Notice of Grant, and this Agreement.  Participant has reviewed the Plan, the Notice of Grant, and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Grant, and fully understands all provisions of the Plan, the Notice of Grant, and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant, and the Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice of Grant.

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The parties have executed this Agreement as of the date first set forth above.

ADAPTEC, INC.

By:

Its:

RECIPIENT:

(Signature)

(Please Print Name)

I,                                                          , spouse of                                                          , have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of

RECEIPT

Adaptec, Inc. hereby acknowledges receipt of (check as applicable):

☐  A check in the amount of $

☐  The cancellation of indebtedness in the amount of $

given by                                  as consideration for Certificate No. -                                 for                                   shares of Common Stock of Adaptec, Inc.

Dated:

ADAPTEC, INC.

By:

Its: